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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                July 30, 2003



                              VIEWPOINT CORPORATION
             (Exact name of registrant as specified in its charter)

Delaware                               0-27168               95-4102687
--------                               -------               ----------
(state or other juris-                 (Commission           (I.R.S. Employer
diction of incorporation)              File Number)         (Identification No.)


498 Seventh Avenue, Suite 1810, New York, NY                           10018
--------------------------------------------                           -----
  (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code: (212) 201-0800
                                                    --------------
                                     N/A
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)



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ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
                  EXHIBITS.

         (c)      Exhibits

                  Exhibit 99.1 Press Release of Viewpoint Corporation (the "Registrant") issued on July 30, 2003 reporting the results of operations for its fiscal second quarter ended June 30, 2003 (furnished and not filed herewith solely pursuant to Item 12).

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

                  On July 30, 2003, the Registrant reported its results of operations for its fiscal second quarter ended June 30, 2003. A copy of the press release issued by the Registrant concerning the foregoing results is furnished herewith as
                  Exhibit 99.1 and is incorporated herein by reference.

                  The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12 (a)(2) of the Securities Act of 1933, as amended.





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                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              VIEWPOINT CORPORATION



                             /s/ Robert E. Rice
                             ------------------------------------
                             Robert E. Rice
                             President and Chief Executive Officer



Dated:  August 6, 2003